UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2013

Date of Report (date of Earliest Event Reported)

BRAZIL GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission	(IRS Employer
of inCompany)	File number)	Identification No.)

850 3rd Avenue, 16th Floor, New York, NY 10022

(Address of principal executive offices, including zip code)

(212) 508-2175

(Registrant’s telephone number, including area code)

800 Bellevue Way NE, Suite 400, Bellevue, WA 98004

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This report is being amended to revise the Date of Report on the cover page, and revise the discussion concerning the compensation referenced herein.

Item 3.02 Unregistered Sales of Equity Securities

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

Effective January 30, 2013 the following individuals resigned as officers and or directors of Brazil Gold, Corp. (the “Company”): Hiro Mitsuchi resigned as director; Phillip E. Jennings resigned as director, Chief Executive Officer and Chief Operating Officer; Lisa Boksenbaum resigned as General Counsel, and Leigh Freeman resigned as an officer and director of the Company.

Appointment

Effective January 30, 2013 Conrad Huss, age 64, was named Director, Chief Executive Officer, Secretary and Chief Financial Officer of the Company.  The Company has agreed to pay Mr. Huss $4,000 per month that he serves in such capacity.  In the event the Company does not have sufficient capital to compensate Mr. Huss as set forth above, the Company shall issue Mr. Huss a convertible promissory note (the “Note”) each month for the compensation set forth above.  The note enables the holder to convert the principal amount of the Note into shares of common stock of the Company at a conversion price equal to eighty percent (80%) of the market price of the Company’s common stock.  The Note contains a provision whereby the holder cannot convert the Note into more than 9.99% of the then outstanding shares of the Company’s common stock.

Mr. Huss is a financial professional with over 25 years of investment banking and operating experience. Most recently he was with Ocean Cross Capital Markets as senior Managing Director.  Previously he was a Senior Managing Director at Southridge Investment Group.  Mr. Huss was on the Board of Directors of Infinity Capital Group, Inc. until September, 2010.

The issuance of the Note was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Form of Promissory Convertible Note.	x

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   August 14, 2013

BRAZIL GOLD CORP.

By: /s/ Conrad Huss

Name: Conrad Huss

Title: CEO